UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2017

Strayer Education, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	0-21039	52-1975978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2303 Dulles Station Boulevard Herndon, VA	20171
(Address of principal executive offices)	(Zip Code)

(703) 561-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02.	Results of Operations and Financial Condition.

On May 3, 2017, Strayer Education, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2017.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders on May 2, 2017.  There were 11,159,884 shares of common stock eligible to be voted at the Annual Meeting and 10,271,512 shares were presented in person or represented by proxy at the meeting which constituted a quorum to conduct business.

There were four proposals submitted to the Company’s stockholders at the Annual Meeting.  All proposals were passed.  The final results of voting on each of the proposals are as follows:

Proposal 1: Elect ten directors to the Board of Directors.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Vote
Robert S. Silberman	9,283,507	353,351	3,047	631,607
Dr. John T. Casteen, III	9,245,334	391,591	2,980	631,607
Dr. Charlotte F. Beason	9,260,121	376,780	3,004	631,607
William E. Brock	9,623,606	13,183	3,116	631,607
Nathaniel C. Fick	9,627,020	9,620	3,265	631,607
Robert R. Grusky	9,463,832	172,782	3,291	631,607
Karl McDonnell	9,626,787	10,138	2,980	631,607
Todd A. Milano	9,415,822	221,081	3,002	631,607
G. Thomas Waite, III	9,415,244	221,250	3,411	631,607
J. David Wargo	8,812,000	824,689	3,216	631,607

Proposal 2: Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstain	Broker Non-Vote
10,251,867	18,437	1,208	0

Proposal 3:  Approval on an advisory basis of the compensation of the named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Vote
9,624,338	12,130	3,437	631,607

Proposal 4:  Approval on an advisory basis on the frequency of stockholder votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
8,376,198	7,574	1,200,578	55,554	631,608

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.

Date:	May 3, 2017	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer